High-Graded Assets

Focused Exploration

Expanding Production

Monetizing Stranded Natural Gas

Transitioning to a Cash Generator

noble energy

Noble Energy, Inc.

Acquisition of

Patina Oil & Gas Corporation

PATINA Oil & Gas Corporation

December 16, 2004

Forward-looking Statement

This communication contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on Noble Energy’s and Patina Oil & Gas’ current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Risks, uncertainties and assumptions include 1) the possibility that the companies may be unable to obtain stockholder or regulatory approvals required for the acquisition; 2) the possibility that problems may arise in successfully integrating the businesses of the two companies; 3) the possibility that the acquisition may involve unexpected costs; 4) the possibility that the combined company may be unable to achieve cost-cutting synergies; 5) the possibility that the businesses may suffer as a result of uncertainty surrounding the acquisition; 6) the possibility that the industry may be subject to future regulatory or legislative actions; 7) the volatility in commodity prices for oil and gas; 8) the presence or recoverability of estimated reserves; 9) the ability to replace reserves; 10) environmental risks; 11) drilling and operating risks; 12) exploration and development risks; 13) competition; 14) the ability of management to execute its plans to meet its goals and other risks that are described in SEC reports filed by Noble Energy and Patina Oil & Gas. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Noble Energy and Patina Oil & Gas. Noble Energy and Patina Oil & Gas assume no obligation and expressly disclaim any duty to update the information contained herein except as required by law.

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Additional Information About The Merger And Where To Find It

In connection with the proposed acquisition by Noble Energy of Patina Oil & Gas, Noble Energy and Patina Oil & Gas will file relevant materials with the SEC, including one or more registration statement(s) that contain a prospectus and a joint proxy statement. Investors and security holders of Noble Energy and Patina Oil & Gas are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Noble Energy, Patina Oil & Gas and the acquisition. Investors and security holders may obtain these documents (and any other documents filed by Noble Energy or Patina Oil & Gas with the SEC) free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by Noble Energy may be obtained free of charge from Noble Energy’s website at www.nobleenergyinc.com. The documents filed with the SEC by Patina Oil & Gas may be obtained free of charge from Patina Oil & Gas’ website at www.patinaoil.com. Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed acquisition.

Noble Energy, Patina Oil & Gas and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Noble Energy and Patina Oil & Gas in favor of the acquisition. Information about the executive officers and directors of Noble Energy and their ownership of Noble Energy common stock is set forth in the proxy statement for Noble Energy’s 2004 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2004. Information about the executive officers and directors of Patina Oil & Gas and their ownership of Patina Oil & Gas common stock is set forth in the proxy statement for Patina Oil & Gas’ 2004 Annual Meeting of Stockholders, which was filed with the SEC on April 16, 2004. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Noble Energy, Patina Oil & Gas and their respective executive officers and directors in the acquisition by reading the joint proxy statement/prospectus regarding the acquisition when it becomes available.

These materials do not constitute an offer to sell or solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

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Transaction Summary

An Accretive Acquisition Benefiting All Parties

Transaction Value – $3.4 Billion

$1.8 Billion Equity

$1.1 Billion Debt

$0.5 Billion Assumed Debt

60 Percent Stock / 40 Percent Cash

New NBL Shares Issued – 27 Million

Immediately Accretive to EPS and DCFPS

Pro Forma Ownership

68 Percent NBL

32 Percent POG

Board of Directors

Five Current NBL Directors

Two POG Directors

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Transaction Summary

Key Terms and Conditions

Consideration:

POG Shareholders Can, Subject to Proration, Elect:

Cash or NBL Common Stock, in Either Case Having a Value Equal to $14.80, plus

Value of 0.3751 NBL Shared During Specified Period Prior to Closing

In Total, POG Shareholders Will Receive Consideration Comprised of 60 Percent of NBL Common Stock and 40 Percent Cash

Estimated Closing:

March/April 2005

Conditions:

NBL Shareholder Approval

POG Shareholder Approval

Hart Scott Rodino Approval

Termination Fee:

$100MM

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Transaction Summary

Substantial Financial and Operating Benefits

Reserves and Production Increase Over 50 Percent

Lengthen Domestic Reserve Life

Reserves Per Share Increase 12 Percent

Establishes New Core Areas in Long-lived Basins

Domestic Onshore Reserves Increase to 45 Percent of Total

Onshore Tight Gas Expertise Enhanced

Reduces Domestic Risk and Costs

Less Reliance on Exploration

More Exploitation/Development

Multi-year Project Inventory

Immediately Accretive to EPS and DCFPS*

Increased Free Cash Flow Generation Capacity

Hedging Program Protects Cash Flows from Operations

* See Appendix

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Benefits to POG’s Shareholders

Immediate Exposure to High Impact Projects Overseas and in the Deep Water Gulf of Mexico

Combined Companies Have Outstanding Portfolio Diversification

55% Domestic Reserves, 45% International Reserves

Transaction Structure Allows POG’s Shareholders to Continue to Participate in the Growth of POG’s Assets While Gaining Exposure to Exploration Projects with Significant Potential

Additional Financial Flexibility with Investment Grade Rating

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An Outstanding Combination of Assets

Onshore US Pro Forma*

Reserves 320 MMBoe

Production 78 MBoepd

Gulf of Mexico*

Reserves 68 MMBoe

Production 39 MBoepd

Ecuador*

Reserves 13 MMBoe

Production 3 MBoepd

Argentina*

Reserves 10 MMBoe

Production 3 MBoepd

North Sea*

Reserves 11 MMBoe

Production 9 MBoepd

Israel*

Reserves 75 MMBoe

Production 7 MBoepd

China*

Reserves 10 MMBoe

Production 4 MBoepd

Equatorial Guinea*

Reserves 203 MMBoe

Production 17 MBoepd

Reserves As Of 12/31/03

Production As Of YTD 9/04

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POG Adds Significant Assets in Key Growth Basins

Central

15 MMBoe Proved (2004E)

11% Gas

4 MMBoe Probable & Possible

300 Projects

Wattenberg

152 MMBoe Proved (2004E)

68% Gas

120 MMBoe Probable & Possible

8,700+ Projects

San Juan

16 MMBoe Proved (2004E)

97% Gas

22 MMBoe Probable & Possible

500+ Projects

Mid-Continent

80 MMBoe Proved (2004E)

70% Gas

35 MMBoe Probable & Possible

800+ Projects

NBL

POG – Wattenberg

152 MMBoe Proved (2004E)

68% Gas

120 MMBoe Probable & Possible

8,700+ Projects

POG – Mid-Continent

80 MMBoe Proved (2004E)

70% Gas

35 MMBoe Probable & Possible

800+ Projects

POG – San Juan

16 MMBoe Proved (2004E)

97% Gas

22 MMBoe Probable & Possible

500+ Projects

POG – Central

15 MMBoe Proved (2004E)

11% Gas

4 MMBoe Probable & Possible

300 Projects

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# POG Adds Significant Assets in Key Growth Basins



Bowdoin Field
25 Well Drilling Program
Siberia Ridge Field
8 – 10 Well Drilling Program
Additional Infill Drilling Potential
Wind River
Testing 27,000 Acre Position
Niobrara Trend
235 Well Infill Drilling Program
Piceance
Drilling 32 Wells on 6,500 Acres
Caspiana Field
(Hosston / Cotton Valley)
5 – 7 Well Drilling Program
Additional Infill Drilling Potential
Gulf Coast Region
38 Drilling Well Program
NBL
POG – Wattenberg
152 MMBoe Proved (2004E)
68% Gas
120 MMBoe Probable & Possible
8,700+ Projects
POG – Mid-Continent
80 MMBoe Proved (2004E)
70% Gas
35 MMBoe Probable & Possible
800+ Projects
POG – San Juan
16 MMBoe Proved (2004E)
97% Gas
22 MMBoe Probable & Possible
500+ Projects
POG – Central
15 MMBoe Proved (2004E)
11% Gas
4 MMBoe Probable & Possible
300 Projects
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Rebalance Reserve Mix

Domestic Weighting Increases Significantly

NBL YE 2003

Domestic 30%

International 70%

Total Reserves:

457 MMBoe

Pro Forma

Domestic 55%

International 45%

Total Reserves:

710 MMBoe

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Increased Domestic Onshore Contribution

More Stable, Longer-lived Production

NBL Production

3Q04

Domestic Onshore 20%

GOM 37%

Other Int’ l9%

North Sea 7%

Israel 12%

EG 15%

107 MBoepd

Pro Forma

3Q04

Domestic Onshore 47%

GOM 24%

Other Int’ l6%

North Sea 5%

Israel 8%

EG 10%

160 MBoepd

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Why Patina Oil & Gas?

NBL’s Articulated Strategic Objectives

Grow Domestic Position in Key Basins

Long-lived Onshore

Deepwater

Complement International Production Growth

Balance Risk From Exploration

Generate Competitive Risk-weighted Returns

Reduce Dependence on Gulf of Mexico Shelf

A Combination with POG Would Address Many of These Objectives

High-quality, Multi-year, Low-risk Inventory

Balances Risk Profile of Reserve Base

Increases Domestic Onshore Reserves to 45 Percent of Total Reserves From 15 Percent

Increases Domestic Exploitation

Extends Domestic Reserve Life

Taps into One of the Stronger Near-term Organic Growth Profiles in the Sector

Establishes New Core Areas with Platform for Further Regional Consolidation

Allows Application of POG’s Technological Expertise to NBL’s Existing Onshore Tight Gas Operations

Provides NBL with an Opportunity to Further High Grade Asset Base

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Significant Progress Towards Long-term Goals

NBL’s Long-term Corporate Objectives

Growth

Cost Reductions

Reduce Financial Leverage

Establish Organic Growth Platform

Strategic Acquisitions

Achievements

Major International Developments Online, Driving Visible Production Growth Through 2008

Recent Deepwater Discoveries and Associated Development Opportunities Anchor U.S. Growth

Announced Acquisition of Patina Oil & Gas Adding Long-lived Domestic Natural Gas

Reduced Run-rate Unit Cash Costs by 5 Percent From 1H03 to 1H04

Five Non-core/Higher Operating Cost Asset Packages Identified and Sold

Total Debt/Book Capitalization Declined to 38 Percent

Net Debt/Book Capitalization at 35 Percent

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POG Has A Strong Record Of Growth

Production (MBoepd)

23% CAGR

26

32

46

54

60

2001

2002

2003

2004E

2005E

Gas Oil

Proven Reserves (MMBoe)

30% CAGR

120

184

253

263

2001

2002

2003

2004E

Gas Oil

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Large POG Resource Base

Provides Stability and Upside

Over 250 MMBoe of Proved Reserves Provides Stable Production Base

Low-cost, High Operating Margins

High Free Cash Flow Generation

Significant Inventory of High Rate of Return Projects

Over 200 MMBoe of Probable and Possible Resources

Seven-plus Year Project Inventory

Low-risk Exploitation and Development

More Than 10,000 Total Identified Projects

Operating Control of Reserves, Production and Upside

95 Percent of Value

Focused Asset Base

Over 85 Percent of Value and Upside Concentrated in Two Core Areas

Technical, Operating and Acquisition Expertise Highly Transferable

3Q04 Average Daily Production – 54 MBoepd

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D-J Basin – The Wattenberg Field

A New Core Area with Running Room

Wattenberg Field

One of Ten Largest Gas Fields in US

Over 500 MMBoe of Cumulative Production

POG Currently Largest Operator in Field

Stable, Predictable, Long-lived Production

Resources – 2004E

152 MMBoe of Proven Reserves

73 Percent Developed

120 MMBoe Probable/Possible

68 Percent Natural Gas

Production – 3Q04

33 MBoepd

13 Year Reserve Life

Control

Average WI of 94 Percent

99 Percent Operated

Leasehold – 220,000 Net Acres

Wind River

Piceance

Siberia Ridge Field

Niobrara Trend

D-J Basin Wattenberg Field

NBL

POG

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# Wattenberg Field
## A Large Inventory of Exploitation and Growth Opportunities

- Multiple Zones
  - Up to Eight Productive Formations in 4500'-Thick Section
  - All Zones Can Be Drilled, Commingled and Produced From Single Wellbore
- Low Risk Development Opportunities
  - Over 98 Percent Historical Success Rate
- Over 8,700 Identified High-return Projects
- Major Proven Development Programs
  - Codell Drilling, Refracs and Trifracs
  - Niobrara Recompletions / Refracs
  - J-Sand Drilling and Deepenings
- Further Exploitation Potential
  - Dakota
  - Shallow Sands (Sussex, Shannon, Parkman)
- Potential for Field Consolidation



3,600'
Parkman
EXISTING WELLBORE
4,500'
Sussex
RECOMPLETION PROJECTS
4,800'
Shannon
ORIGINAL FRAC
7,000'
7,300'
Niobrara
Codell
REFRAC
7,500'
7,800'
8,000'
D-Sand
J-Sand
Dakota
DEEPENING PROJECTS
Blanket sands in bold

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Mid-Continent Area

A Platform for Substantial Growth

Growing Natural Gas Position in Anadarko Basin

Stable Oil Production in Ardmore-Marietta Basin

Resources – 2004E

80 MMBoe of Proven Reserves

71 Percent Developed

35 MMBoe Probable/Possible

70 Percent Natural Gas

Production – 3Q04

15 MBoepd

15 Year Reserve Life

87 Percent Operated

Leasehold – 180,000 Net Acres

Mid-Continent

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# *Mid-Continent*
## *A Large Number of Low-risk Growth Opportunities*

- Buffalo Wallow – 20 Acre Down-spacing Approved
  - Granite Wash – 200 Potential Locations
- Billy Rose – Developing 10,000 Net Acres
- Western Oklahoma – Developing Red Fork Play
- Southern Oklahoma
  - Expand Waterfloods
  - Test Deeper Horizons
- Over 800 Identified Projects



Oklahoma
Texas
South Thomas
Hemphill
St. Claire
Elm Grove
Buffalo Wallow
Eakley Weatherford
Billy Rose
Franklin Unit
SW Davis
Wildcat Jim
Santa Fe
Milroy Deese
Loco
East Cumberland
Cottonwood Creek

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San Juan Basin

Establishing A Platform for Growth

Resources – 2004E

16 MMBoe of Proven Reserves

70 Percent Developed

22 MMBoe Probable/Possible

97 Percent Natural Gas

Production – 3Q04

2 MBoepd 2

6 Year Reserve Life

Control

Average WI of 78 Percent

98 Percent Operated

Leasehold – 20,700 Net Acres

San Juan Basin

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Central Region

Stable Oil Production

Primarily Illinois and Kansas Basins

Resources – 2004E

15 MMBoe of Proven Reserves

89 Percent Developed

4 MMBoe Probable/Possible

11 Percent Natural Gas

Production – 3Q04

4 MBoepd

10 Year Reserve Life

93 Percent Operated

Leasehold – 70,000 Net Acres

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New Ventures

Leasing Acreage in Three Areas Targeting Shale Formations

Utilize POG’s Tight Reservoir Completion Expertise

More Than 70,000 Net Acres Acquired To Date

Drilling Expected to Begin in 1Q05

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POG’s Deep Project Inventory Provides Future Growth

Resources by Category

Total: 477 MMBoe

PUD 15%

PDNP 9%

PDP 32%

Possible 23%

Probable 21%

Projects by Category

Total: 10,400

Probable 38%

PUD 13%

PDNP 20%

Possible 29%

Resources by Area

Total: 477 MMBoe

Mid Continent 26%

Wattenberg 61%

San Juan 9%

Central 4%

Projects by Area

Total: 10,400

Wattenberg 84%

Mid Continent 8%

San Juan 5%

Central 3%

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A Significantly Enhanced Domestic Business

Combination Drives Further Cost Improvements

Year-to-Date 9/30/04, $/Boe

Domestic Domestic Percent

NBL POG Pro Forma Change

LOE 4.36 3.51 3.97

Production Tax 0.78 2.36 1.50

SG&A [1] 1.42 1.20 1.16 [2]

Exploration 3.92 0.09 2.18

Interest [1] 1.35 0.64 1.64 [3]

Subtotal 11.83 7.80 10.45 (12%)

DD&A 10.59 6.25 10.72 [4]

Total 22.42 14.05 21.17 (6%)

Production (MMBoe) 17.4 14.5 31.9

[1] Average Total NBL Rates

[2] Includes Acquisition Synergies

[3] Includes Additional Borrowings

[4] Includes Purchase Price Allocation

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2005 Guidance

NBL Pro Forma

Production Growth (%) 10 10 – 11

(175 – 180 MBoepd)

LOE ($/Boe) 3.70 – 3.90 3.50 – 3.75

SG&A ( $/Boe) 1.45 – 1.65 1.15 – 1.35

DD&A ( $/Boe) 7.00 – 7.50 8.25 – 8.75

Exploration ($MM) 140 – 160 140 – 165

Capital Spending ($MM) 735 995

Effective Tax Rate (%) 42 40

% Deferred 20 – 30 25 – 35

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2003 Proved Reserves

MMBoe

2,500

2,000

1,500

1,000

500

0

APC

DVN

BR

APA

KMG

PXD

XTO

EOG

NBL PF

CHK

VPI

PPP

NFX

MUR

FST

THX

SGY

710

Note: 2003 Reserve Figures Adjusted for Announced Asset Acquisitions and Divestitures Source: J.P. Morgan Chase

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Enterprise Value

$ Billions

30

25

20

15

10

0

DVN

APA

BR

APC

KMG

XTO

EOG

CHK

PXD

NBL PF

MUR

NFX

PPP

FST

THX

VPI

SGY

$7.7

Source: J.P. Morgan Chase

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Capitalization

Current NBL Pro Forma

12/31/04E 12/31/04

(Millions) (Millions)

Amount Percent Amount Percent

Credit Facility $ 85 4% $447 8%

Current Term Loan 150 6% 150 3%

Acquisition Loan - - 1,300 23%

Sr. Unsecured Notes 644 28% 644 11%

Total Debt $ 879 38% $ 2,541 45%

Total Equity 1,443 62% 3,146 55%

Total Capitalization $ 2,322 100% $ 5,687 100%

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Financial Flexibility

Five-year Financing Provides Repayment Flexibility

Combined Company Generates Substantial Free Cash Flow

Available for Expanded Capital Projects

Debt Reduced to Pre-acquisition Levels Within Three Years

Hedges Ensure Free Cash Flow to Meet Goals

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Hedging Strategy

Protects Cash Flow from Operations for Capital Needs and Debt Reduction

New Production Hedges Through 2008

Natural Gas: 80 MMcfpd

Crude Oil:7,000 Boepd

Layered into NBL’s Existing Production

Treated as Hedges

Fixed Rate Swaps

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NBL and POG

Accelerating Progress Towards Strategic Objectives

Stronger and More Balanced Company

Reserves and Production Increase Over 50 Percent

Domestic Onshore Significantly Enhanced

Domestic Growth Less Dependent on Exploration

A Larger Base to Support Major Projects

Increased Inventory of Exploitation Projects

NBL’s Current Portfolio to Benefit with Added Expertise from POG

Domestic Cost Structure Improves Further

Accretive to Earnings and Discretionary Cash Flow* Immediately

Significant Combined Free Cash Flow to Accommodate New Opportunities and Debt Reduction

* See Appendix

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Appendix

Disclosure & Reconciliation of Non-GAAP Measures

Discretionary Cash Flow

YTD

09/04 2003

($MM) ($MM)

Net Income $ 241.3 78.0

DD&A 234.4 288.7

Power Project DD&A 15.4 27.1

Crude Oil and Natural Gas Exploration 82.1 148.8

Interest Capitalized (9.7) (14.1)

Undistributed (Earnings)/Loss From Unconsol. Subs. (44.0) (40.6)

Distribution from Unconsol. Subs. 50.0 46.1

DD&A – Discontinued Operations - 28.8

Impairment of Operating Assets - 31.9

Change in Accounting Principle, Net of Tax - 5.8

Deferred Income Tax Provision (Benefit) 43.9 (34.9)

Accretion of Asset Retirement Obligation 7.1 9.3

Other (4.5) 63.9

Discretionary Cash Flow (1) $ 615.9 $ 638.9

Adjustments to Reconcile:

Working Capital (34.1) (26.1)

Israel – Take or Pay Payment (51.8)

Cash Exploration Costs (29.1) 14.1

Capitalized Interest 9.7 2.9

Deferred Tax, Misc. Credits and Other (38.3) -

Net Cash Provided By Operating Activities $ 524.0 $ 578.0

A – 1

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Disclosure & Reconciliation of Non-GAAP Measures

Discretionary Cash Flow

(1) Discretionary cash flow is a forward-looking non-GAAP financial measure. The GAAP measure most comparable to discretionary cash flow is net cash provided by operating activities (net operating cash). Net operating cash is not accessible on a forward-looking basis and reconciling information is not available without unreasonable effort. The reconciling information that is unavailable would include a forward-looking balance sheet prepared in accordance with GAAP. The probable significance of having a forward-looking GAAP balance sheet is estimated to be a variance of plus or minus 10 percent of the forward-looking discretionary cash flow in this presentation.

The table above reconciles cash flow to net cash flow provided by operating activities. While discretionary cash flow is not a GAAP measure of financial performance, management believes it is a good tool for internal use and the investment community in evaluating the company’s overall financial performance. Among management, professional research analysts, portfolio managers and investors following the crude oil and natural gas industry, discretionary cash flow is broadly used as an indicator of a company’s ability to fund exploration and production activities and meet financial obligations. Discretionary cash flow is also commonly used as a basis to value and compare companies in the crude oil and natural gas industry.

A - 2

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